UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2007

                              CYBERLUX CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                          000-33415              91-2048178
----------------------------             ---------           -------------------
(State or other jurisdiction            Commission             (IRS Employer
      of Incorporation)                 File Number          Identification No.)



   4625 Creekstone Drive, Suite 100, Research Triangle Park, Durham, NC 27703
   --------------------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (646) 352-0260

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 17, 2007, Cyberlux Corporation (the "Company") filed a registration statement withdrawal in connection with its proposed registration statement on Form SB-2 in connection with private placements the Company entered into with four accredited investors on October 24, 2005, December 28, 2005, March 27, 2006 and July 27, 2006. No securities were offered or sold pursuant to this registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CYBERLUX CORPORATION


                                         /s/ MARK D. SCHMIDT
                                         --------------------------
                                         Mark D. Schmidt, President

Dated: January 17, 2007